                               Semi-Annual Report
                                 June 30, 2000

                                   Legg Mason
                                    Income
                                  Trust, Inc.

                          U.S. Government Intermediate

                                Investment Grade

                                   High Yield


                                Navigator Class



                            [LEGG MASON FUNDS Logo]
                           The Art of Investing(SM)

To Our Shareholders,

  We are pleased to provide you with Legg Mason Income Trust's semi-annual report, combining reports for the Navigator Classes of the Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio and the High Yield Portfolio.

  The following table summarizes key statistics for the Navigator Class of each portfolio, as of June 30, 2000:

                                                                                                Net Asset Value
                                           SEC Yield/1/               Average Life                 Per Share
                                           ------------               ------------              ---------------
     Government Intermediate                    6.38%                   9.21 years                    $10.00
     Investment Grade                           7.33%                  14.10 years                    $ 9.70
     High Yield                                10.74%                   6.84 years                    $12.50

  Total returns/2/ for the Navigator Class of shares of the Government Intermediate, Investment Grade and High Yield Portfolios for the six-month period (not annualized) were +4.2%, +2.8% and -3.0%, respectively. On the following pages, portfolio managers of each of these Funds comment on recent results and the investment outlook.

  For each of our Funds, historical performance is not indicative of future results, and the principal value of our holdings will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                  Sincerely,

                                  /s/ John F. Curley, Jr.
                                  ------------------------
                                  John F. Curley, Jr.
                                  Chairman

August 10, 2000

---------
/1/ SEC yields reported for the U.S. Government Intermediate, Investment Grade and High Yield Portfolios are for the 30 days ended June 30, 2000.

/2/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

Portfolio Managers' Comments
Legg Mason Income Trust, Inc.

Market Overview

  Although on balance interest rates were little changed, the second quarter exhibited unusually high volatility as perceptions of the economy's strength gyrated. Despite three tightenings totaling 100 basis points/1/ this year, the market's fears of further tightening moves by the Federal Reserve have been calmed by growing evidence of an economic slowdown. The reduced expectation for additional tightening moves caused short-term rates to decline and the yield curve to disinvert modestly during the second quarter. Outside of rising energy prices, most commodity prices were mixed, with weaker lumber and industrial metal prices pointing to moderating global growth conditions. Two factors caused credit spreads to widen: tighter monetary policy increased credit risk and rising surpluses raised buyback projections, which amplified the potential scarcity value of Treasuries.

U.S. Government Intermediate and Investment Grade Portfolios

  Both portfolios underperformed their respective benchmarks as spreads widened on non-Treasury sectors during the second quarter, with investment grade corporate securities being hit the hardest. Within the investment grade spectrum, BBB rated securities underperformed higher rated corporates. Fortunately, some of our diversified investment strategies did help mitigate the detracting effects of the corporate bond exposure. The small allocation to emerging markets was a positive contributor to performance. In addition, issue selection within the mortgage allocation had a positive effect, as this exposure was reduced early in the year and subsequently increased as mortgages became more attractive on a relative value basis. Inflation-indexed bonds, which continue to be overweighted, were also a positive contributor to performance as real yields declined over the period. Both Funds benefited from a long duration position as interest rates declined.

  For the six months ended June 30, 2000, the U.S. Government Intermediate-Term Portfolio returned +4.20%, which compares favorably to the Salomon Bros. Medium-Term Treasury/Government-Sponsored Index total return of +3.43%. The Investment Grade Income Portfolio underperformed the benchmark Salomon Bros. Broad Investment Grade Index, with total returns of +2.81% and +3.92%, respectively, for the same time period.

High Yield Portfolio

  The High Yield Portfolio produced a net total return of -2.97% for the six months ended June 30, 2000, compared to the Lehman Brothers High Yield Index total return of -1.21% for the same time period. The portfolio underperformed the index in the second quarter due to an overweighting of single B-rated bonds and an emphasis on liquid, higher quality issues. These types of issues were negatively impacted in price as investors generally sold these widely held issues to raise liquidity. The portfolio's continued moderate overweights in telecommunications and cable/media negatively impacted performance due to concerns over continued capital access to the high yield market and more aggressive capital expenditure plans than originally forecasted, resulting in supply pressure in the primary market. The portfolio's overweights in basic industry and energy credits positively contributed to performance. The underweighting of sectors that underperformed, such as consumer cyclical, retail, and health care,

---------
/1/ 100 basis points = 1%.

Legg Mason Income Trust, Inc.

positively contributed to performance as these sectors are experiencing above-average event risk and declining fundamentals.

Market Commentary and Outlook

  Recent economic data indicate the U.S. economy is finally slowing in response to tight monetary policy. Signs of weakness are emerging in key interest rate-sensitive sectors such as housing and durable goods, as well as in earnings disappointments for banks and consumer staples manufacturers. Moreover, softer demand and tight labor markets are reflected in a noticeable deceleration in the growth of private sector employment this year. With tight money limiting firms' ability to pass along higher input prices, recent hikes in energy costs will act like a tax on economic activity, accentuating the monetary slowdown already underway.

  Although many argue that these are temporary and weather-related changes, signs of a slowdown are also validated by a substantial reduction in the growth rate of M2, the monetary aggregate that best reflects and anticipates the overall level of economic activity. With six- and twelve-month M2 growth rates having fallen from the 8% - 10% levels of early last year to 5% in recent months, it is likely that the trend in nominal GDP growth will moderate as the year progresses. A near-term "soft-landing" scenario thus appears likely, leaving the Fed on hold pending further indications of the economy's health. Though the risks of a "hard landing" are not insignificant, we anticipate that a strong dollar, low inflation, technology-driven productivity, and ongoing investment in the U.S. economy will continue to provide a foundation for healthy growth and minimal inflation pressures in the years to come. And of course, since the slowdown is most likely monetary-induced, a hard landing could be easily addressed by lower interest rates, much as occurred in response to the global financial crisis experienced two years ago.

Strategy

  Since low inflation fundamentals remain intact, we continue to favor a long duration posture for both the U.S. Government Intermediate and Investment Grade portfolios in anticipation of declining yields. With mounting signs of slowing growth, we are putting greater emphasis on strategies which will benefit from a steepening of the yield curve, since the Fed will not likely tighten by as much as is currently anticipated, and may eventually revert to an easing mode should economic momentum fall off too rapidly. Although credit spreads are unusually wide, we remain somewhat cautious in our overweighting to corporate debt given the potential volatility of spreads going forward, and the fact that slowdown risks are mounting. Greater diversification and an emphasis on higher quality credit sectors with attractive spreads can mitigate these problems, but not entirely. Our mortgage exposure will likely remain cautiously overweight, with attractive valuation offsetting the difficulties mortgages could face in a volatile Treasury and yield curve environment. We plan to continue holding an aggressive exposure to U.S. Treasury Inflation-Protected Securities ("TIPS") since they offer attractive real yields and are an excellent hedge to our long duration exposure. With U.S. yields still quite high relative to most non-dollar markets, we see limited opportunities to diversify portfolio risk and benefit from attractive and declining yields overseas. However, we believe a diversified exposure to liquid emerging market debt securities from major sovereign issuers continues to offer an attractive risk/reward profile.

  The high yield sector remains vulnerable, however, to a number of factors that could cause spread performance and returns to remain relatively weak. For example, pent-up supply of new issues may limit near-term spread improvement. In addition, mutual fund flow uncertainty (particularly if equity markets rebound) and earnings surprises could also negatively impact the sector's tone. We remain focused on long-term investing in fundamentally improving credit stories within the high yield market despite the significant volatility in the higher credit quality tier of the market. Sectors such as telecommunications and cable remain overweighted, while we are biased towards higher quality issues within these subsectors of the market. We also believe that High Yield is well positioned to outperform relative to the benchmark given our expectation of a soft landing scenario and current credit positioning. We are persistently seeking issuers characterized by strong management teams, the ability and desire to deleverage the balance sheet, above-average competitive business position, and attractive market pricing relative to the perceived credit risks. At current spread levels, we believe the high yield market represents significant long-term value. Over the last two and a half years, the high yield market has experienced bear market returns in the face of robust economic growth. The high yield market has historically anticipated Federal Reserve policy changes and peak default rates. Should we be nearing peaks in both Federal Reserve and default activity, the market could show significant spread tightening and greater total returns over the course of 2000 and into 2001.

                                         Western Asset Management Company

August 7, 2000

Performance Information
Legg Mason Income Trust, Inc.


Total Returns for One, Three and Five Years and Life of Class, as of
June 30, 2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Government Intermediate, Investment Grade and High Yield Portfolios each have two classes of shares: Primary Class and Navigator Class. Information about Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

 The Funds' total returns as of June 30, 2000, were as follows:

                                                U.S. Government                   Investment Grade                High
                                               Intermediate-Term                       Income                     Yield
                                                   Portfolio                          Portfolio                  Portfolio
----------------------------------------------------------------------------------------------------------------------------------
 Average Annual Total Return
   Navigator Class:
    One Year                                          +5.60%                             +4.60%                   -2.58%
    Three Years                                       +5.35                              +5.61                      N/A
    Five Years                                        +5.76                                N/A                      N/A
    Life of Class*                                    +6.89                              +5.97                     -.71

 Cumulative Total Return
   Navigator Class:
    One Year                                          +5.60%                             +4.60%                   -2.58%
    Three Years                                      +16.93                             +17.78                      N/A
    Five Years                                       +32.30                                N/A                      N/A
    Life of Class*                                   +45.08                             +30.09                    -1.53
----------------------------------------------------------------------------------------------------------------------------------

  * Navigator Class inception dates are:
   U.S. Government Intermediate-Term Portfolio -- December 1, 1994 Investment Grade Income Portfolio -- December 1, 1995
   High Yield Portfolio -- May 5, 1998

 Statement of Net Assets
 Legg Mason Income Trust, Inc.
 June 30, 2000 (Unaudited)
 (Amounts in Thousands)

 U.S. Government Intermediate-Term Portfolio

                                                                    Rate          Maturity Date       Par/Shares        Value
 ----------------------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 94.4%
 U.S. Government and Agency Obligations -- 29.8%
    Fixed-Rate Securities -- 16.1%
    Fannie Mae                                                      7.250%              1/15/10         $  5,630       $  5,687
    United States Treasury Bonds                                    8.000%             11/15/21            3,560          4,304
    United States Treasury Notes                                    5.875%             11/15/04           32,100         31,633
    United States Treasury Notes                                    6.500%              2/15/10            3,010          3,113
                                                                                                                       --------
                                                                                                                         44,737
                                                                                                                       --------
    Indexed Securities -- 13.7%
    United States Treasury
     Inflation-Indexed Security                                     3.875%              4/15/29           38,049         37,895/F/
                                                                                                                       --------
 Total U.S. Government and Agency Obligations (Identified Cost -- $81,005)                                               82,632
 ----------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Agency Mortgage-Backed Securities -- 48.1%
    Fixed-Rate Securities -- 48.1%
    Fannie Mae                                                     11.500%               4/1/04               86             87
    Fannie Mae                                                      8.500%     6/1/10 to 8/1/11            1,278          1,293
    Fannie Mae                                                      6.500%    11/1/10 to 8/1/29           35,426         33,803
    Fannie Mae                                                     12.500%    11/1/12 to 4/1/18            1,168          1,261
    Fannie Mae                                                      7.000%     1/1/13 to 8/1/29           29,023         28,121
    Fannie Mae                                                      9.500%               7/1/14              480            501
    Fannie Mae                                                      5.500%               7/1/15               92             85/E/
    Fannie Mae                                                      7.500%               7/1/15            2,100          2,071/E/
    Fannie Mae                                                     11.000%              12/1/15              370            396
    Fannie Mae                                                      9.000%              11/1/21              969            998
    Fannie Mae                                                      6.000%    11/1/27 to 4/1/29            3,282          3,004
    Fannie Mae                                                      7.500%               4/1/30           14,971         14,755
    Freddie Mac                                                     8.750%    8/1/01 to 10/1/01               53             53
    Freddie Mac                                                     9.000%     2/1/02 to 1/1/21            1,429          1,470
    Freddie Mac                                                     8.250%               2/1/08              152            154
    Freddie Mac                                                     8.500%    12/1/08 to 6/1/21              963            984
    Freddie Mac                                                     9.750%   11/1/09 to 11/1/14              229            236
    Freddie Mac                                                     6.500%               4/1/29           31,103         29,392
    Government National Mortgage Association                        9.000%   7/15/04 to 9/15/22            2,179          2,234
    Government National Mortgage Association                        6.000%   5/15/14 to 3/15/29            8,471          7,819
    Government National Mortgage Association                        6.500%   7/15/28 to 3/15/29            4,701          4,461
                                                                                                                       --------
 Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost -- $136,624)                                  133,178
 ----------------------------------------------------------------------------------------------------------------------------------
 Yankee Bonds/A/ -- 7.9%
    Banking and Finance -- 3.1%
    Petrozuata Finance, Inc.                                        7.630%               4/1/09            3,910          3,297/B/
    Petrozuata Finance, Inc.                                        8.220%               4/1/17            5,170          3,994/B/
    The Bank of Tokyo-Mitsubishi, Ltd.                              8.400%              4/15/10            1,390          1,404
                                                                                                                       --------
                                                                                                                          8,695
                                                                                                                       --------

 Legg Mason Income Trust, Inc.

 U.S. Government Intermediate-Term Portfolio -- Continued

                                                                    Rate          Maturity Date       Par/Shares        Value
 ----------------------------------------------------------------------------------------------------------------------------------
 Yankee Bonds -- Continued
    Foreign Governments -- 4.4%
    Argentine Republic                                               0.00%             10/15/01         $  1,560       $  1,381/D/
    Argentine Republic                                               0.00%             10/15/03            4,610          3,238/D/
    Argentine Republic                                               0.00%             10/15/04            1,800          1,089/D/
    Republic of Poland                                               6.00%             10/27/14            2,086          1,864
    Republic of Poland                                               6.00%             10/27/14            1,250          1,114
    United Mexican States                                          11.500%              5/15/26            2,960          3,552
                                                                                                                       --------
                                                                                                                         12,238
                                                                                                                       --------
    Oil and Gas -- 0.4%
    Petroleos Mexicanos                                             9.030%              2/15/11            1,030          1,063/B/
                                                                                                                       --------
 Total Yankee Bonds (Identified Cost -- $22,686)                                                                         21,996
 ----------------------------------------------------------------------------------------------------------------------------------
 Corporate Bonds and Notes -- 6.1%
    Auto Parts and Equipment -- 1.1%
    TRW Inc.                                                        7.203%              3/25/02            3,000          2,996/C/
                                                                                                                       --------
    Banking and Finance -- 4.0%
    Chase Manhattan Corporation                                     7.016%               8/1/28              440            415/C/
    Crestar Capital Trust I                                         8.160%             12/15/26           10,000          9,109
    Wells Fargo Bank NA                                             6.891%               5/2/05            1,500          1,498
                                                                                                                       --------
                                                                                                                         11,022
                                                                                                                       --------
    Environmental Services -- 0.6%
    Waste Management Inc.                                           7.000%             10/15/06            1,950          1,771
                                                                                                                       --------
    Gas/Pipeline -- 0.4%
    Enron Corp.                                                     7.250%              9/10/01            1,000          1,000/B,C/
                                                                                                                       --------
 Total Corporate Bonds and Notes (Identified Cost -- $18,582)                                                            16,789
 ----------------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities -- 2.0%
    Fixed-Rate Securities -- 1.9%
    Blackrock Capital Finance L.P.                                  7.220%             11/25/28            2,727          2,688
    Green Tree Home Improvement Loan Trust                          6.320%              8/15/08            2,554          2,541
                                                                                                                       --------
                                                                                                                          5,229
                                                                                                                       --------
    Indexed Securities -- 0.1%
    SLM Student Loan Trust 1998-2                                   6.524%              4/25/07              417            415/C/
                                                                                                                       --------
 Total Asset-Backed Securities (Identified Cost -- $5,550)                                                                5,644
 ----------------------------------------------------------------------------------------------------------------------------------

                                                                    Rate          Maturity Date       Par/Shares        Value
 ----------------------------------------------------------------------------------------------------------------------------------
 Preferred Stocks -- 0.5%
    Home Ownership Funding Corporation                             13.331%                                     1 shs   $    378/B/
    Home Ownership Funding Corporation II                          13.338%                                     1          1,058/B/
                                                                                                                       --------
 Total Preferred Stocks (Identified Cost -- $1,537)                                                                       1,436
                                                                                                                       --------
 Total Long-Term Securities (Identified Cost -- $265,984)                                                               261,675
 ----------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 6.0%
 Corporate Bonds and Notes -- 2.0%
    The Kroger Co.                                                  6.000%               7/1/00         $  5,500          5,499
                                                                                                                       --------
 U.S. Government and Agency Obligations -- 0.4%
    Freddie Mac                                                     0.000%              11/9/00            1,000            976/D,H/
                                                                                                                       --------
 U.S. Government Agency Mortgage-Backed Securities -- N.M.
    Freddie Mac                                                     8.750%               2/1/01              132            131
    Freddie Mac                                                    10.750%               7/1/00             N.M.           N.M.
                                                                                                                       --------
                                                                                                                            131
                                                                                                                       --------
 Repurchase Agreements -- 3.6%
    Lehman Brothers, Inc.
      6.60%, dated 6/30/00, to be repurchased
      at $4,966 on 7/3/00 (Collateral: $5,355
      Fannie Mae Notes, 5.44%, due 12/11/03,
      value $5,063)                                                                                        4,964          4,964
    Merrill Lynch Government Securities, Inc.
      6.55%, dated 6/30/00, to be repurchased
      at $5,002 on 7/3/00 (Collateral: $5,100
      Federal Home Loan Bank Notes,
      5.36%, due 9/28/05, value $5,105)                                                                    5,000          5,000
                                                                                                                       --------
                                                                                                                          9,964
                                                                                                                       --------
 Total Short-Term Securities (Identified Cost -- $16,563)                                                                16,570
 ----------------------------------------------------------------------------------------------------------------------------------
 Total Investments -- 100.4% (Identified Cost -- $282,547)                                                              278,245
 Other Assets Less Liabilities -- (0.4)%                                                                                 (1,019)
                                                                                                                       --------
 Net assets -- 100.0%                                                                                                  $277,226
                                                                                                                       ========

 Legg Mason Income Trust, Inc.

 U.S. Government Intermediate-Term Portfolio -- Continued

 ----------------------------------------------------------------------------------------------------------------------------------
 Net assets consisting of:
 Accumulated paid-in capital applicable to:
   26,887 Primary Class shares outstanding                                                                             $288,840
      856 Navigator Class shares outstanding                                                                              8,744
 Accumulated net realized gain/(loss) on investments, options and futures                                               (15,684)
 Unrealized appreciation/(depreciation) of investments, options and futures                                              (4,674)
                                                                                                                       --------

 Net assets -- 100.0%                                                                                                  $277,226
                                                                                                                       ========
 Net asset value per share:
   Primary Class                                                                                                         $ 9.99
                                                                                                                         ======
   Navigator Class                                                                                                       $10.00
                                                                                                                         ======

                                                                                 Expiration            Actual         Appreciation/
                                                                                    Date             Contracts        (Depreciation)
 ----------------------------------------------------------------------------------------------------------------------------------
 Futures Contracts Purchased/G/
 U.S. Treasury Note Futures                                                     September 00             78                $  39
                                                                                                                           -----

 Futures Contracts Written/G/
 U.S. Treasury Note Futures                                                     September 00            649                $(411)
                                                                                                                           -----
 ----------------------------------------------------------------------------------------------------------------------------------

   /A/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
   /B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 3.9% of net assets.
   /C/ Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR). Consumer Price Index
       (CPI), or the One-Year Treasury Constant Maturity Rate.
   /D/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
   /E/ When-issued security -- A security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
   /F/ U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
   /G/ Options and futures are described in more detail in the notes to financial statements.
   /H/ Collateral to cover futures contracts written.
   N.M. -- Not meaningful.

   See notes to financial statements.

   Statement of Net Assets
   Legg Mason Income Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)

   Investment Grade Income Portfolio

                                                                          Rate          Maturity Date     Par/Shares    Value
   -------------------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 96.7%
   Corporate Bonds and Notes -- 34.2%
     Aerospace/Defense -- 3.4%
     Lockheed Martin Corporation                                          9.000%               1/15/22     $  3,500    $  3,770
     Raytheon Company                                                     6.400%              12/15/18        3,000       2,466
                                                                                                                       --------
                                                                                                                          6,236
                                                                                                                       --------
     Auto Parts and Equipment -- 0.6%
     American Axle & Manufacturing
       Holdings, Inc.                                                     9.750%                3/1/09           70          67
     J. L. French Automotive Casting                                     11.500%                6/1/09          100          91
     Lear Corporation                                                     7.960%               5/15/05          270         254
     Lear Corporation                                                     8.110%               5/15/09          740         674
                                                                                                                       --------
                                                                                                                          1,086
                                                                                                                       --------
     Automotive -- 0.5%
     Ford Motor Company                                                   7.700%               5/15/97        1,000         929
                                                                                                                       --------
     Banking and Finance -- 4.4%
     Abbey National Capital Trust I                                       8.963%              12/29/49          360         359/G/
     Associates Corporation of North America                              8.150%                8/1/09        1,000         995
     Dresdner Funding Trust I                                             8.151%               6/30/31          200         173/B/
     General Motors Acceptance Corporation                                7.750%               1/19/10          160         159
     General Motors Acceptance Corporation                                0.000%               6/15/15        2,700         810/D/
     IBJ Preferred Capital Corp. LLC                                      8.790%              12/29/49        1,560       1,416/B,G/
     KBC Bank Funding Trust III                                           9.860%              11/29/49          200         205/B,G/
     SB Treasury Company LLC                                              9.400%              12/29/49        1,790       1,749/B,G/
     Tokai Preferred Capital Company LLC                                  9.980%              12/29/49          480         466/B,G/
     Transamerica Finance Corporation                                     5.750%               1/28/04        2,000       1,909
                                                                                                                       --------
                                                                                                                          8,241
                                                                                                                       --------
     Building Materials -- 0.1%
     American Standard Companies, Inc.                                    8.250%                6/1/09           37          36
     American Standard Companies, Inc.                                    7.625%               2/15/10           25          23
     Nortek, Inc.                                                         8.875%                8/1/08          100          91
                                                                                                                       --------
                                                                                                                            150
                                                                                                                       --------
     Cable -- 1.8%
     Cablevision Systems Corporation                                      8.125%               8/15/09          230         223
     Century Communications Corp.                                         8.875%               1/15/07           39          36
     Charter Communication Holdings LLC                                   8.625%                4/1/09           75          66
     NTL Communications Corp.                                             0.000%               10/1/08           50          33/G/
     TCI Communications, Inc.                                             6.375%                5/1/03          240         233

   Legg Mason Income Trust, Inc.

   Investment Grade Income Portfolio -- Continued

                                                                          Rate          Maturity Date     Par/Shares    Value
   -------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Cable -- Continued
     TCI Communications, Inc.                                             7.875%               2/15/26     $  2,330    $  2,273
     TCI Communications, Inc.                                             7.125%               2/15/28          540         485
                                                                                                                       --------
                                                                                                                          3,349
                                                                                                                       --------
     Chemicals -- 1.3%
     Dow Chemical Company                                                 7.375%               11/1/29          290         281
     Lyondell Chemical Company                                            9.875%                5/1/07           30          30
     Rohm and Haas Company                                                7.850%               7/15/29        2,000       2,027
                                                                                                                       --------
                                                                                                                          2,338
                                                                                                                       --------
     Construction and Machinery -- 0.1%
     Terex Corporation                                                    8.875%                4/1/08          132         119
                                                                                                                       --------
     Electric -- 2.4%
     Calpine Corporation                                                  7.750%               4/15/09           49          46
     Cleveland Electric Illumination Co.                                  7.880%               11/1/17          850         800
     CMS Energy Corporation                                               7.500%               1/15/09          100          90
     Niagara Mohawk Power Corporation                                     7.250%               10/1/02          476         471
     Niagara Mohawk Power Corporation                                     7.750%               10/1/08        1,010         984
     Niagara Mohawk Power Corporation                                     0.000%                7/1/10          720         549/G/
     North Atlantic Energy Service Corporation                            9.050%                6/1/02          371         374
     System Energy Resources, Inc.                                        7.430%               1/15/11          658         626
     The AES Corporation                                                  9.500%                6/1/09          500         492
                                                                                                                       --------
                                                                                                                          4,432
                                                                                                                       --------
     Energy -- 1.0%
     Edison Mission Energy                                                7.730%               6/15/09        2,000       1,948
                                                                                                                       --------
     Entertainment -- 0.7%
     The Walt Disney Company                                              5.620%               12/1/08        1,550       1,380
                                                                                                                       --------
     Environmental Services -- 0.8%
     Safety-Kleen Corp.                                                   9.250%               5/15/09          122           3/K/
     Waste Management Inc.                                                7.375%               5/15/29        1,700       1,395
                                                                                                                       --------
                                                                                                                          1,398
                                                                                                                       --------
     Food, Beverage and Tobacco -- 4.3%
     J. Seagram & Sons                                                    6.400%              12/15/03          700         670
     J. Seagram & Sons                                                    6.800%              12/15/08          340         320
     J. Seagram & Sons                                                    7.500%              12/15/18          430         411
     J. Seagram & Sons                                                    7.600%              12/15/28          210         200

                                                                          Rate          Maturity Date     Par/Shares    Value
   -------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Food, Beverage and Tobacco  -- Continued
     Nabisco Incorporated                                                 7.050%               7/15/07     $  3,100    $  2,823
     R.J. Reynolds Tobacco Holdings, Inc.                                 7.750%               5/15/06        1,280       1,140
     R.J. Reynolds Tobacco Holdings, Inc.                                 7.875%               5/15/09          860         742
     The Pepsi Bottling Group Incorporated                                7.000%                3/1/29        1,800       1,626
                                                                                                                       --------
                                                                                                                          7,932
                                                                                                                       --------
     Gaming -- 0.1%
     Horseshoe Gaming Holdings, Inc.                                      8.625%               5/15/09           69          66
     International Game Technology                                        8.375%               5/15/09           70          66
                                                                                                                       --------
                                                                                                                            132
                                                                                                                       --------
     Gas and Pipeline Utilities -- 2.8%
     CMS Panhandle Holding Company                                        6.125%               3/15/04          400         375
     The Williams Companies, Inc.                                         7.625%               7/15/19        2,000       1,910
     Union Oil Company of California                                      7.350%               6/15/09        3,000       2,906
                                                                                                                       --------
                                                                                                                          5,191
                                                                                                                       --------
     Insurance (Life/Health) -- 1.1%
     Conseco, Inc.                                                        8.500%              10/15/02        1,280         928
     Conseco, Inc.                                                        8.750%                2/9/04        1,470       1,022
                                                                                                                       --------
                                                                                                                          1,950
                                                                                                                       --------
     Insurance (Multi-Line) -- 0.9%
     Loews Corporation                                                    7.625%                6/1/23        1,000         885
     Loews Corporation                                                    7.000%              10/15/23        1,000         822
                                                                                                                       --------
                                                                                                                          1,707
                                                                                                                       --------
     Insurance (Property/Casualty) -- 1.2%
     Ace Capital Trust II                                                 9.700%                4/1/30        2,100       2,209
                                                                                                                       --------
     Media -- 1.1%
     EchoStar Communications Corporation                                  9.375%                2/1/09           62          60
     News America Holdings Incorporated                                   7.750%                2/1/24           80          74
     News America Holdings Incorporated                                   8.250%              10/17/96          200         183
     News America Incorporated                                            8.875%               4/26/23          500         516
     News America Incorporated                                            7.625%              11/30/28        1,410       1,263
                                                                                                                       --------
                                                                                                                          2,096
                                                                                                                       --------
     Real Estate -- 0.1%
     Socgen Real Estate Co. LLC                                           7.640%              12/29/49          180         165/B,G/
                                                                                                                       --------

   Legg Mason Income Trust, Inc.

   Investment Grade Income Portfolio -- Continued

                                                                          Rate          Maturity Date     Par/Shares    Value
   -------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Retail -- 0.9%
     Kmart Corporation                                                    7.950%                2/1/23     $  2,000    $  1,557
     Wal-Mart Stores, Inc.                                                7.550%               2/15/30          200         205
                                                                                                                       --------
                                                                                                                          1,762
                                                                                                                       --------
     Telecommunications -- 3.3%
     Adelphia Business Solutions Inc.                                    12.000%               11/1/07           41          38
     AT&T Corp.                                                           6.000%               3/15/09        1,860       1,654
     AT&T Corp.                                                           9.650%               3/31/27        1,650       1,823
     GTE Corporation                                                      6.940%               4/15/28        1,700       1,505
     McLeodUSA Incorporated                                               8.125%               2/15/09           60          54
     NEXTLINK Communications, Inc.                                       10.750%                6/1/09          136         135
     Sprint Capital Corporation                                           6.900%                5/1/19        1,080         960
                                                                                                                       --------
                                                                                                                          6,169
                                                                                                                       --------
     Transportation -- 0.3%
     Consolidated Rail Corporation                                        7.875%               5/15/43          600         547
                                                                                                                       --------
     Utilities -- 1.0%
     Gulf States Utilities Corp.                                          8.250%                4/1/04        1,800       1,816
                                                                                                                       --------
   Total Corporate Bonds and Notes (Identified Cost -- $66,322)                                                          63,282
   -------------------------------------------------------------------------------------------------------------------------------
   Asset-Backed Securities -- 1.9%
     Fixed-Rate Securities -- 0.3%
     ANRC Auto Owner Trust                                                6.540%              11/15/02          221         221
     Green Tree Financial Corporation                                     7.850%               7/15/04          291         291
                                                                                                                       --------
                                                                                                                            512
                                                                                                                       --------
     Indexed Securities -- 1.6%
     SLM Student Loan Trust 1997-2                                        5.225%              10/25/05          154         153/C/
     World Omni Automobile Lease Securitization                           6.773%               2/15/02        2,800       2,801/C/
                                                                                                                       --------
                                                                                                                          2,954
                                                                                                                       --------
   Total Asset-Backed Securities (Identified Cost -- $3,468)                                                              3,466
   -------------------------------------------------------------------------------------------------------------------------------
   Mortgage-Backed Securities -- 3.3%
     Fixed-Rate Securities -- 3.1%
     Asset Securitization Corporation                                     6.920%               2/14/29        1,095       1,066
     CAPCO America Securitization Corporation                             6.260%               9/15/08          800         735
     Nomura Asset Securities Corporation                                  6.590%               3/15/30        2,000       1,904
     Nomura Asset Securities Corporation                                  7.120%               4/13/36          680         670

                                                                          Rate          Maturity Date     Par/Shares    Value
   -------------------------------------------------------------------------------------------------------------------------------
   Mortgage-Backed Securities -- Continued
     Fixed-Rate Securities -- Continued
     Oakdale Mall Trust 94-1 Class A                                      7.950%                5/1/06     $  1,000    $    992/B/
     PSB Financial Corporation II                                        11.050%               12/1/15          271         273
                                                                                                                       --------
                                                                                                                          5,640
                                                                                                                       --------
     Variable-Rate Securities -- 0.2%
     Resolution Trust Corporation                                         6.955%               4/25/28          239         237/B,I/
     Resolution Trust Corporation                                         7.732%               9/25/29          164         164/I/
                                                                                                                       --------
                                                                                                                            401
                                                                                                                       --------
   Total Mortgage-Backed Securities (Identified Cost -- $6,234)                                                           6,041
   -------------------------------------------------------------------------------------------------------------------------------
   U.S. Government and Agency Obligations -- 10.4%
     Fixed-Rate Securities -- 3.5%
     Fannie Mae                                                           7.125%               2/15/05          860         863
     Fannie Mae                                                           5.750%               2/15/08          240         221
     Fannie Mae                                                           6.000%               5/15/08          220         205
     Fannie Mae                                                           7.250%               1/15/10        2,710       2,737
     Freddie Mac                                                          6.750%               9/15/29          310         297
     Tennessee Valley Authority                                           6.750%               11/1/25          310         300
     United States Treasury Bonds                                         8.000%              11/15/21          820         991
     United States Treasury Bonds                                         6.125%               8/15/29          700         707
     United States Treasury Notes                                         6.000%               8/15/09           30          30
     United States Treasury Notes                                         6.500%               2/15/10          190         196
                                                                                                                       --------
                                                                                                                          6,547
                                                                                                                       --------
     Indexed Securities -- 6.9%
     United States Treasury Inflation-Indexed
       Security                                                           3.625%               1/15/08        4,408       4,274/F/
     United States Treasury Inflation-Indexed
       Security                                                           3.625%               4/15/28        5,991       5,710/F/
     United States Treasury Inflation-Indexed
       Security                                                           3.875%               4/15/29        2,812       2,801/F/
                                                                                                                       --------
                                                                                                                         12,785
                                                                                                                       --------
   Total U.S. Government and Agency Obligations (Identified Cost -- $19,663)                                             19,332
   -------------------------------------------------------------------------------------------------------------------------------

   Legg Mason Income Trust, Inc.

   Investment Grade Income Portfolio -- Continued

                                                                          Rate          Maturity Date     Par/Shares    Value
   -------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Agency Mortgage-Backed Securities -- 25.2%
     Fixed-Rate Securities -- 25.0%
     Fannie Mae                                                           8.000%     4/25/06 to 3/1/10     $    685    $    691
     Fannie Mae                                                           6.000%      9/1/25 to 4/1/29        1,965       1,805
     Fannie Mae                                                           6.500%      8/1/28 to 4/1/29       14,651      13,828
     Fannie Mae                                                           7.000%                7/1/30          300         289/E/
     Freddie Mac                                                          8.750%    10/1/01 to 10/1/08          237         241
     Freddie Mac                                                          8.500%     2/1/04 to 11/1/09          225         228
     Freddie Mac                                                          6.000%                2/1/14        1,816       1,740
     Freddie Mac                                                          7.500%      6/1/24 to 9/1/24        1,127       1,118
     Freddie Mac                                                          7.000%      8/1/24 to 4/1/29        5,303       5,155
     Freddie Mac                                                          8.000%                7/1/26          560         564
     Government National Mortgage Association                             6.000%    4/15/14 to 3/15/29        3,070       2,947
     Government National Mortgage Association                             9.000%    7/15/16 to 6/15/17          562         587
     Government National Mortgage Association                             7.000%   2/15/23 to 10/15/28        6,740       6,573
     Government National Mortgage Association                             7.500%    2/15/23 to 3/15/29        6,521       6,487
     Government National Mortgage Association                             8.000%              12/15/26          919         929
     Government National Mortgage Association                             7.000%                7/1/30        1,400       1,361/E/
     Government National Mortgage Association                             7.500%                7/1/30        1,800       1,787/E/
                                                                                                                       --------
                                                                                                                         46,330
                                                                                                                       --------
     Indexed Securities -- 0.2%
     Freddie Mac                                                          7.357%                9/1/24          403         414/C/
                                                                                                                       --------
   Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost -- $48,168)                                  46,744
   -------------------------------------------------------------------------------------------------------------------------------
   Yankee Bonds/A/ -- 21.6%
     Banking and Finance -- 4.8%
     Korea Development Bank                                               6.750%               12/1/05        1,020         963
     PDVSA Finance Limited 1999-I                                         9.750%               2/15/10        4,000       3,820
     PDVSA Finance Limited 1999-K                                         9.950%               2/15/20          800         736
     Royal Bank of Scotland Group plc                                     8.817%               3/31/49        1,500       1,547
     The Bank of Tokyo-Mitsubishi, Ltd.                                   8.400%               4/15/10        1,860       1,878
                                                                                                                       --------
                                                                                                                          8,944
                                                                                                                       --------
     Chemicals -- 0.1%
     Avecia Group PLC                                                    11.000%                7/1/09          129         127
                                                                                                                       --------
     Diversified Services -- 0.3%
     Rothmans Nederland Holdings B V                                      6.875%                5/6/08          700         610
                                                                                                                       --------
     Food, Beverage and Tobacco -- 0.9%
     Imperial Tobacco Overseas BV                                         7.125%                4/1/09        1,820       1,614
                                                                                                                       --------

                                                                          Rate          Maturity Date     Par/Shares    Value
   -------------------------------------------------------------------------------------------------------------------------------
   Yankee Bonds -- Continued
     Foreign Governments -- 6.6%
     Argentine Republic                                                   7.375%               3/31/05     $    768    $    696/C/
     Argentine Republic                                                  11.375%               3/15/10          930         847
     Argentine Republic                                                  11.750%               6/15/15           90          82
     Argentine Republic                                                  12.000%                2/1/20          260         243
     Province of Manitoba                                                 9.500%               9/15/18        1,080       1,297
     Republic of Colombia                                                 9.750%               4/23/09          360         317
     Republic of Colombia                                                11.750%               2/25/20          190         155
     Republic of Panama                                                   7.063%               7/17/16          951         782/C,L/
     Republic of Peru                                                     4.500%                3/7/17          750         500/B,G/
     Republic of Poland                                                   6.000%              10/27/14          870         777/G/
     Republic of the Philippines                                          9.875%               1/15/19          680         552
     Republic of the Philippines                                          9.500%              10/21/24          550         513
     Republic of the Philippines                                         10.625%               3/16/25          400         340
     United Mexican States                                               10.375%               2/17/09        1,150       1,225
     United Mexican States                                               11.500%               5/15/26        3,230       3,876
                                                                                                                       --------
                                                                                                                         12,202
                                                                                                                       --------
     Oil and Gas -- 2.5%
     Petroliam Nasional Berhad                                            7.625%              10/15/26          450         390/B/
     YPF Sociedad Anonima                                                 7.500%              10/26/02          589         592
     YPF Sociedad Anonima                                                10.000%               11/2/28        3,500       3,760
                                                                                                                       --------
                                                                                                                          4,742
                                                                                                                       --------
     Steel (Producers) -- 1.6%
     Pohang Iron & Steel Company Ltd.                                     7.375%               5/15/05        3,000       2,894
                                                                                                                       --------
     Telecommunications -- 3.9%
     360networks Inc.                                                    12.000%                8/1/09           80          76
     Deutsche Telekom International Finance BV                            8.250%               6/15/30        3,000       2,998
     Telefonica de Argentina S A                                         11.875%               11/1/04        4,000       4,200
                                                                                                                       --------
                                                                                                                          7,274
                                                                                                                       --------
     Utilities -- 0.9%
     Tata Electric Company                                                8.500%               8/19/17        2,000       1,639/B/
                                                                                                                       --------
   Total Yankee Bonds (Identified Cost -- $40,683)                                                                       40,046
   -------------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks -- 0.1%
     News Corporation Finance Trust                                       5.000%                                  3 shs     169
                                                                                                                       --------
   Total Preferred Stocks (Identified Cost -- $182)                                                                         169
                                                                                                                       --------
   Total Long-Term Securities (Identified Cost -- $184,720)                                                             179,080
   -------------------------------------------------------------------------------------------------------------------------------

   Legg Mason Income Trust, Inc.

   Investment Grade Income Portfolio -- Continued

                                                                          Rate          Maturity Date     Par/Shares    Value
   -------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 6.1%
   Corporate Bonds and Notes -- 0.9%
     Connecticut Light and Power Company                                  7.875%                6/1/01     $  1,750    $  1,756
                                                                                                                       --------
   Mortgage-Backed Securities -- 0.3%
     Nationslink Funding Corporation                                      5.805%               2/10/01          677         671
                                                                                                                       --------
   U.S. Government and Agency Obligations -- 0.3%
     Freddie Mac                                                          0.000%               11/9/00          500         488/D,J/
                                                                                                                       --------
   Repurchase Agreements -- 4.6%
   Lehman Brothers, Inc.
     6.60%, dated 6/30/00, to be repurchased at
     $4,462 on 7/3/00 (Collateral: $4,575 Freddie
     Mac Notes, 6.92%, due 9/15/05, value $4,549)                                                             4,460       4,460
   Merrill Lynch Government Securities, Inc.
     6.55%, dated 6/30/00, to be repurchased at
     $4,002 on 7/3/00 (Collateral: $4,080 Federal
     Home Loan Bank Notes, 5.36%, due 9/28/05,
     value $4,084)                                                                                            4,000       4,000
                                                                                                                       --------
                                                                                                                          8,460
                                                                                                                       --------
   Total Short-Term Securities (Identified Cost -- $11,377)                                                              11,375
   -------------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 102.8% (Identified Cost -- $196,097)                                                            190,455
   Other Assets Less Liabilities -- (2.8)%                                                                               (5,223)
                                                                                                                       --------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
     19,054 Primary Class shares outstanding                                                               $198,002
         45 Navigator Class shares outstanding                                                                  453
   Undistributed net investment income                                                                           90
   Accumulated net realized gain/(loss) on investments,
     options and futures                                                                                     (7,509)
   Unrealized appreciation/(depreciation) of investments,
     options and futures                                                                                     (5,804)
                                                                                                           --------

   Net assets -- 100.0%                                                                                                $185,232
                                                                                                                       ========
   Net asset value per share:
     Primary Class                                                                                                        $9.70
                                                                                                                          =====
     Navigator Class                                                                                                      $9.70
                                                                                                                          =====

                                                                         Expiration            Actual           Appreciation/
                                                                            Date             Contracts          (Depreciation)
   -------------------------------------------------------------------------------------------------------------------------------
   Futures Contracts Purchased/H/
   U.S. Treasury Bond Futures                                           September 00              1                  $   1
                                                                                                                     -----
   Futures Contracts Written/H/
   U.S. Treasury Note Futures                                           September 00            219                  $(148)
   U.S. Treasury Note Futures                                           September 00             17                    (15)
                                                                                                                     -----
                                                                                                                     $(163)
                                                                                                                     -----
   -------------------------------------------------------------------------------------------------------------------------------

   /A/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
   /B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 4.3% of net assets.
   /C/ Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR), Consumer Price Index
       (CPI),or the One-Year Treasury Constant Maturity Rate.
   /D/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
   /E/ When-issued security -- Security purchased on a delayed delivery basis.
       Final settlement amount and maturity date have not yet been announced. /F/ U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
   /G/ Stepped-coupon security -- A security with a predetermined schedule of interest or dividend rate changes.
   /H/ Options and futures are described in more detail in the notes to financial statements.
   /I/ The coupon rates shown on variable rate securities are the rates at June
       30, 2000. These rates vary with the weighted average coupon of the underlying loans.
   /J/ Collateral to cover futures contracts written.
   /K/ Bond is in default at June 30, 2000.
   /L/ Front-Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value.

   See notes to financial statements.

   Statement of Net Assets
   Legg Mason Income Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)
   High Yield Portfolio

                                                          Rate              Maturity Date      Par/Shares           Value
   -------------------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 94.6%
   Corporate Bonds and Notes -- 74.8%
     Auto Parts and Equipment -- 3.3%
     American Axle & Manufacturing Holdings, Inc.         9.750%                    3/1/09      $  4,500           $  4,286
     J. L. French Automotive Casting                     11.500%                    6/1/09         2,400              2,196
     Tenneco Automotive Inc.                             11.625%                  10/15/09         4,290              3,808/B/
                                                                                                                   --------
                                                                                                                     10,290
                                                                                                                   --------
     Automotive -- 1.5%
     Cambridge Industries Incorporated                   10.250%                   7/15/07         1,500                383
     Federal Mogul Corporation                            7.500%                   1/15/09         4,000              2,747
     Hayes Lemmerz International Inc.                     8.250%                  12/15/08         2,000              1,700
                                                                                                                   --------
                                                                                                                      4,830
                                                                                                                   --------
     Banking and Finance -- 1.3%
     Orion Power Holdings Inc.                           12.000%                    5/1/10         4,000              4,060/B/
                                                                                                                   --------
     Building Materials -- 2.0%
     American Standard Companies, Inc.                    7.625%                   2/15/10         4,000              3,660
     Nortek, Inc.                                         8.875%                    8/1/08         2,790              2,539
                                                                                                                   --------
                                                                                                                      6,199
                                                                                                                   --------
     Cable -- 7.5%
     Adelphia Communications Corporation                  7.750%                   1/15/09         4,000              3,380
     Adelphia Communications Corporation                  7.875%                    5/1/09         1,993              1,684
     Charter Communication Holdings LLC                   8.625%                    4/1/09         2,631              2,325
     Classic Cable Incorporated                           9.375%                    8/1/09           500                436
     Classic Cable Incorporated                          10.500%                    3/1/10         3,000              2,760
     Mediacom LLC                                         7.875%                   2/15/11         4,000              3,520
     NTL Communications Corp.                             0.000%                   10/1/08         8,000              5,240/G/
     NTL Incorporated                                     0.000%                    4/1/08         2,000              1,250/F,G/
     UnitedGlobalCom Inc.                                 0.000%                   2/15/08         4,300              3,032/F,G/
                                                                                                                   --------
                                                                                                                     23,627
                                                                                                                   --------
     Chemicals -- 3.0%
     Georgia Gulf Corporation                            10.375%                   11/1/07         2,500              2,613
     Huntsman ICI Holdings LLC                            9.500%                    7/1/07         1,250              1,144/B/
     Huntsman ICI Holdings LLC                            0.000%                  12/31/09         8,750              2,887/D/
     Lyondell Chemical Company                            9.625%                    5/1/07           250                247
     Lyondell Chemical Company                            9.875%                    5/1/07         2,625              2,599
                                                                                                                   --------
                                                                                                                      9,490
                                                                                                                   --------

                                                          Rate              Maturity Date      Par/Shares           Value
   -------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Construction and Machinery -- 3.9%
     Better Minerals and Aggregates Co.                  13.000%                   9/15/09      $  4,000              3,930/B/
     Terex Corporation                                    8.875%                    4/1/08         3,000              2,715
     Woods Equipment Company                             12.000%                   7/15/09         6,500              5,826
                                                                                                                   --------
                                                                                                                     12,471
                                                                                                                   --------
     Consumer Products -- 1.7%
     Decora IndustriesIncorporated                       11.000%                    5/1/05         2,500                962
     United Industries Corporation                        9.875%                    4/1/09           500                278
     Weight Watchers International Incorporated          13.000%                   10/1/09         4,050              4,151/B/
                                                                                                                   --------
                                                                                                                      5,391
                                                                                                                   --------
     Electric -- 4.5%
     Calpine Corporation                                  7.750%                   4/15/09         4,000              3,790
     CMS Energy Corporation                               6.750%                   1/15/04         1,000                927
     CMS Energy Corporation                               7.500%                   1/15/09         5,250              4,703
     The AES Corporation                                  9.500%                    6/1/09         4,750              4,679
                                                                                                                   --------
                                                                                                                     14,099
                                                                                                                   --------
     Energy -- 2.8%
     Ocean Energy Incorporated                            8.375%                    7/1/08         4,000              3,880
     P&L Coal Holdings Corp.                              9.625%                   5/15/08         4,334              4,041
     Plains Resources Incorporated                       10.250%                   3/15/06         1,000                993
                                                                                                                   --------
                                                                                                                      8,914
                                                                                                                   --------
     Engineering and Construction -- 1.3%
     Morrison Knudsen Corporation                        11.000%                    7/1/10         4,000              3,970/B/
                                                                                                                   --------
     Entertainment -- 0.9%
     Booth Creek Ski Holdings Incorporated               12.500%                   3/15/07         3,750              2,719
                                                                                                                   --------
     Environmental Services -- 1.6%
     Allied Waste North America Incorporated              7.875%                    1/1/09         4,500              3,859
     Allied Waste North America Incorporated             10.000%                    8/1/09         1,250              1,050/B/
     Safety-Kleen Corp.                                   9.250%                   5/15/09         4,500                129/E/
                                                                                                                   --------
                                                                                                                      5,038
                                                                                                                   --------
     Financial Services -- 2.6%
     Sovereign Bancorp, Inc.                             10.500%                  11/15/06         4,325              4,325
     Willis Corroon Corporation                           9.000%                    2/1/09         4,750              4,014
                                                                                                                   --------
                                                                                                                      8,339
                                                                                                                   --------

   Legg Mason Income Trust, Inc.

   High Yield Portfolio -- Continued

                                                        Rate              Maturity Date      Par/Shares           Value
   -------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Food -- 0.6%
     International Fast Foods Corporation                11.000%                  10/31/07      $  6,884           $  1,996/B,F,H/
                                                                                                                   --------
     Gaming -- 2.6%
     Harrahs Operating Co. Inc.                           7.875%                  12/15/05           750                705
     International Game Technology                        8.375%                   5/15/09         1,700              1,606/B/
     Isle of Capri Casinos Inc.                           8.750%                   4/15/09         1,000                923
     Mohegan Tribal Gaming Authority                      8.750%                    1/1/09         2,000              1,910
     Pinnacle Entertainment, Inc.                         9.250%                   2/15/07         2,000              2,000
     Pinnacle Entertainment, Inc.                         9.500%                    8/1/07         1,000                995
                                                                                                                   --------
                                                                                                                      8,139
                                                                                                                   --------
     Gas and Pipeline Utilities -- 0.9%
     Pioneer Natural Resources Company                    9.625%                    4/1/10         2,750              2,832
                                                                                                                   --------
     Homebuilding -- 0.8%
     Fortress Group                                      13.750%                   5/15/03         4,250              2,417
                                                                                                                   --------
     Industrial -- 1.0%
     Holley Performance Products                         12.250%                   9/15/07         4,500              3,262/B/
                                                                                                                   --------
     Industrial Services -- 1.4%
     Blount International Inc.                           13.000%                    8/1/09         4,500              4,590/B/
                                                                                                                   --------
     Lodging/Hotels -- 1.2%
     HMH Properties, Inc.                                 8.450%                   12/1/08         4,000              3,725
                                                                                                                   --------
     Media -- 4.3%
     Brill Media Company, LLC                            12.000%                  12/15/07         3,000              1,800/G/
     Echostar Communications Corporation                  9.375%                    2/1/09         4,500              4,342
     Mentus Media Corporation                            12.000%                    2/1/03         7,129              3,564/F/
     Source Media, Inc.                                  12.000%                   11/1/04         2,500              1,516/F/
     TV Guide Incorporated                                8.125%                    3/1/09         2,500              2,469
                                                                                                                   --------
                                                                                                                     13,691
                                                                                                                   --------
     Packaging -- 0.5%
     Packaging Corporation of America                     9.625%                    4/1/09         1,500              1,496
                                                                                                                   --------
     Retail -- 2.4%
     Pour Le Bebe, Inc.                                  20.000%                   6/30/99         3,461                505/E,J,I/
     Pour Le Bebe, Inc.                                  13.000%                    8/9/01         1,964                286/E,J,I/
     Relax the Back Corporation                          11.000%                   5/22/03         4,000              3,400/I,J/
     Relax the Back Corporation                          13.000%                   5/22/03         4,832              3,382/F,I,J/
                                                                                                                   --------
                                                                                                                      7,573
                                                                                                                   --------

                                                        Rate              Maturity Date      Par/Shares           Value
   -------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Steel (Producers) -- 0.8%
     Alaska Steel Corporation                             7.875%                   2/15/09      $  2,850           $  2,544
                                                                                                                   --------
     Supermarkets -- 0.7%
     Big V Supermarkets, Incorporated                    11.000%                   2/15/04         2,500              2,138
                                                                                                                   --------
     Telecommunications -- 17.4%
     Adelphia Business Solutions Inc.                    12.000%                   11/1/07         3,500              3,255
     Airgate PCS Inc.                                     0.000%                   10/1/09         5,696              3,289/G/
     Alamosa Holdings Incorporated                        0.000%                   2/15/10         5,000              2,625/G/
     Crown Castle International Corp.                    10.750%                    8/1/11         1,000              1,010
     Focal Communications Corporation                     0.000%                   2/15/08         1,500              1,020/D/
     Focal Communications Corporation                    11.875%                   1/15/10         2,000              2,015
     Hermes Europe RailTel                               10.375%                   1/15/09         4,000              3,360
     Intermedia Communications, Inc.                      0.000%                   7/15/07         4,250              3,315/G/
     Level 3 Communications, Inc.                         0.000%                   12/1/08         1,500                919/G/
     Level 3 Communications, Inc.                         0.000%                   3/15/10         3,000              1,642/B,G/
     McLeodUSA Incorporated                               8.375%                   3/15/08         1,500              1,365
     Metricom Finance Incorporated                       13.000%                   2/15/10         2,250              1,553
     Metromedia Fiber Network Inc.                       10.000%                  12/15/09         1,000                990
     Nextel Communications                                9.375%                  11/15/09         3,500              3,360/B/
     NEXTLINK Communications, Inc.                       10.750%                    6/1/09         4,000              3,960
     Orion Network Systems Inc.                          11.250%                   1/15/07         4,750              2,898
     Primus Telecommunications
       Group, Incorporated                               12.750%                  10/15/09         4,500              3,623/B/
     PSINet Inc.                                         10.500%                   12/1/06           500                462
     PSINet Inc.                                         11.000%                    8/1/09         4,000              3,720
     Verio Inc.                                          10.375%                    4/1/05         2,000              2,130/B/
     Verio Inc.                                          10.625%                  11/15/09         2,000              2,227
     VoiceStream Wireless Corporation                    10.375%                  11/15/09           975              1,004
     Williams Communications Group, Inc.                 10.875%                   10/1/09         3,000              2,940
     Winstar Communications Incorporated                  0.000%                   4/15/10         3,741              1,721/G/
     Winstar Communications Incorporated                 12.750%                   4/15/10           509                475
                                                                                                                   --------
                                                                                                                     54,878
                                                                                                                   --------
     Textiles -- 0.8%
     Westpoint Stevens Incorporated                       7.875%                   6/15/05         3,000              2,505
                                                                                                                   --------
     Transportation -- 1.5%
     Avis Group Holdings, Inc.                           11.000%                    5/1/09         4,500              4,714
                                                                                                                   --------
   Total Corporate Bonds and Notes (Identified Cost -- $275,652)                                                    235,937
   -------------------------------------------------------------------------------------------------------------------------------

   Legg Mason Income Trust, Inc.

   High Yield Portfolio -- Continued

                                                        Rate              Maturity Date      Par/Shares           Value
   -------------------------------------------------------------------------------------------------------------------------------
   Yankee Bonds/A/-- 12.0%
     Airlines -- 0.2%
     Canadian Airlines Corporation                       12.250%                    8/1/06      $  5,350           $    776/E/
                                                                                                                   --------
     Cable -- 3.6%
     Callahan Nordrhein Westfalen                         0.000%                   7/15/10         3,500              1,616/B,G/
     Rogers Cablesystems Limited                         10.000%                   12/1/07         1,000              1,022
     Rogers Communications, Inc.                          8.875%                   7/15/07         2,500              2,450
     Telewest PLC                                         0.000%                   10/1/07         2,500              2,381/G/
     United Pan-Europe
      Communications N.V.                                10.875%                    8/1/09         3,750              3,281
     United Pan-Europe
      Communications N.V.                                 0.000%                    2/1/10         1,500                705/G/
                                                                                                                   --------
                                                                                                                     11,455
                                                                                                                   --------
     Chemicals -- 1.5%
     Avecia Group PLC                                    11.000%                    7/1/09         4,750              4,679
                                                                                                                   --------
     Electronics -- 0.4%
     Flextronics International Ltd.                       9.875%                    7/1/10         1,100              1,108/B/
                                                                                                                   --------
     Entertainment -- 1.4%
     V2 Music Holdings PLC                                0.000%                   4/15/08         7,000              1,934/B,G/
     V2 Music Holdings PLC                                0.000%                   4/15/08         6,000              2,496/B,G,K/
                                                                                                                   --------
                                                                                                                      4,430
                                                                                                                   --------
     Real Estate Investment Trusts -- 0.8%
     Trizec Finance Corporation Ltd.                     10.875%                  10/15/05         2,340              2,422
                                                                                                                   --------
     Telecommunications -- 4.1%
     Global Crossing Holdings Limited                     9.500%                  11/15/09         3,250              3,136/B/
     Grupo Iusacell S.A. de C.V.                         14.250%                   12/1/06         3,500              3,666
     Rogers Cantel Mobile Communications Inc.             8.300%                   10/1/07         4,500              4,399
     RSL Communications PLC                              12.875%                    3/1/10         2,500              1,888
                                                                                                                   --------
                                                                                                                     13,089
                                                                                                                   --------
   Total Yankee Bonds (Identified Cost -- $48,775)                                                                   37,959
   -------------------------------------------------------------------------------------------------------------------------------
   Common Stocks/L/ -- 2.3%
     Food -- N.M.
     International Fast Foods Corporation                                                             51 shs             21/B/
                                                                                                                   --------
     Pharmaceuticals -- 0.4%
     Unigene Labs, Inc.                                                                              500              1,437/B/
                                                                                                                   --------

                                                        Rate              Maturity Date      Par/Shares           Value
   -------------------------------------------------------------------------------------------------------------------------------
   Common Stocks -- Continued
     Telecommunications -- 1.9%
     Global Crossing Limited                                                                         185 shs          4,871/B/
     McLeodUSA Incorporated                                                                           18                378
     Pegasus Communications Corporation                                                               14                676
                                                                                                                   --------
                                                                                                                      5,925
                                                                                                                   --------
   Total Common Stocks (Identified Cost -- $2,036)                                                                    7,383
   -------------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks -- 5.3%
     Cable -- 0.6%
     News Corporation Finance Trust                       5.000%                                      29              1,752
                                                                                                                   --------
     Industrial -- 1.1%
     High Voltage Engineering Corporation                12.500%                                       5              3,568/B,F/
     IXC Communications Incorporated                     12.500%                                    N.M.                  3/B,F/
                                                                                                                   --------
                                                                                                                      3,571
                                                                                                                   --------
     Media -- 2.7%
     Paxson Communications Corporation                   12.500%                                       2              1,984
     Paxson Communications Corporation                   13.250%                                       1              5,686
     Source Media, Inc.                                  13.500%                                     129                820/B,F/
                                                                                                                   --------
                                                                                                                      8,490
                                                                                                                   --------
     Retail -- N.M.
     Relax the Back Corporation                          10.000%                                   1,702                  0/F,J/
                                                                                                                   --------
     Telecommunications -- 0.9%
     PSINet Inc.                                          7.000%                                      80              2,730
                                                                                                                   --------
   Total Preferred Stocks (Identified Cost -- $25,325)                                                               16,543
   -------------------------------------------------------------------------------------------------------------------------------
   Warrants/L/ -- 0.2%
     Firstworld Communications Incorporated                                                            4 wts            280/B/
     Global Telesystems Holdings Ltd.                                                                 10                  0/B/
     Metricom Incorporated                                                                             4                 85
     MMH Holdings Incorporated                                                                      N.M.                  0/B/
     Next Generation Network Incorporated                                                             16                  0
     Primus Telecommunications Group                                                                   3                 93/B/
     Relax the Back Corporation                                                                    1,307                  0/J/
     Star Choice Communications                                                                       20                133/B/
     V2 Music Holdings PLC                                                                             7                  0/B/
     V2 Music Holdings PLC                                                                             6                  0/B/
                                                                                                                   --------
   Total Warrants (Identified Cost -- $1,230)                                                                           591
                                                                                                                   --------
   Total Long-Term Securities (Identified Cost -- $353,018)                                                         298,413
   -------------------------------------------------------------------------------------------------------------------------------

   Legg Mason Income Trust, Inc.

   High Yield Portfolio -- Continued

                                                                                             Par/Shares           Value
   -------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 4.1%
   Repurchase Agreements -- 4.1%
     Lehman Brothers, Inc.
       6.60%, dated 6/30/00, to be repurchased at $5,079
       on 7/3/00 (Collateral: $5,325 Fannie Mae Notes,
       5.67%, due 10/6/03, value $ 5,180)                                                      $  5,076           $  5,076
     Merrill Lynch Government Securities, Inc.
       6.55%, dated 6/30/00, to be repurchased at $8,004
       on 7/3/00 (Collateral: $8,160 Freddie Mac Notes,
       6.94%, due 1/14/10, value $ 8,160)                                                         8,000              8,000
                                                                                                                  --------
   Total Short-Term Securities (Identified Cost -- $13,076)                                                         13,076
   -------------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 98.7% (Identified Cost -- $366,094)                                                        311,489
   Other Assets Less Liabilities -- 1.3%                                                                             4,128
                                                                                                                  --------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
      25,188 PrimaryClass shares outstanding                                                   $389,253
          52 Navigator Class shares outstanding                                                     807
   Undistributed net investment income                                                              632
   Accumulated net realized gain/(loss) on investments, options and futures                     (20,470)
   Unrealized appreciation/(depreciation) of investments, options and futures                   (54,605)
                                                                                               --------

   Net assets -- 100.0%                                                                                           $315,617
                                                                                                                  ========
   Net asset value per share:
     Primary Class                                                                                                  $12.50
                                                                                                                    ======
     Navigator Class                                                                                                $12.50
                                                                                                                    ======
   -------------------------------------------------------------------------------------------------------------------------------

   /A/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
   /B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 20.9% of net assets.
   /C/ Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR). Consumer Price Index
       (CPI), or the One-Year Treasury Constant Maturity Rate.
   /D/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
   /E/ Bond is in default at June 30, 2000.
   /F/ Pay-in-Kind ("PIK") Security -- A bond in which interest during the initial few years is paid in additional PIKbonds rather than in cash. /G/ Stepped-coupon security -- A security with a predetermined schedule of interest or dividend rate changes.
   /H/ Convertible bond -- Bond may be converted into common stock of the company.
   /I/ Private placement.
   /J/ Illiquid security valued at fair value under procedures adopted by the
       Board of Directors.
   /K/ Denominated in British pounds.
   /L/ Non-income producing.
   N.M. -- Not meaningful.

   See notes to financial statements.

   Statements of Operations
   Legg Mason Income Trust, Inc.
   (Amounts in Thousands) (Unaudited)

                                                                                           Six Months Ended 6/30/00
                                                                         --------------------------------------------------------
                                                                          U.S. Government     Investment Grade         High
                                                                         Intermediate-Term         Income              Yield
                                                                             Portfolio            Portfolio          Portfolio
   -------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                                   $ 10,227             $  7,185          $  16,509
   Dividends                                                                        63                   25              1,641
                                                                              --------             --------          ---------
      Total income                                                              10,290                7,210             18,150
                                                                              --------             --------          ---------
Expenses:
   Management fee                                                                  794                  548              1,136
   Distribution and service fees                                                   700                  456                872
   Transfer agent and shareholder servicing expense                                 65                   54                 75
   Audit and legal fees                                                             25                   19                 92
   Custodian fee                                                                    77                   84                 62
   Directors' fees                                                                   5                    4                  5
   Registration fees                                                                21                   16                 26
   Reports to shareholders                                                          12                   11                 12
   Other expenses                                                                    9                    3                  7
                                                                              --------             --------          ---------
                                                                                 1,708                1,195              2,287
      Less fees waived                                                            (289)                (283)                --
                                                                              --------             --------          ---------
      Total expenses, net of waivers                                             1,419                  912              2,287
                                                                              --------             --------          ---------
   Net Investment Income                                                         8,871                6,298             15,863
                                                                              --------             --------          ---------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Realized gain/(loss) on:
      Investments                                                               (2,441)              (1,784)           (20,405)
      Options                                                                       (3)                  (1)                --
      Futures                                                                      548                  114                 --
                                                                              --------             --------          ---------
                                                                                (1,896)              (1,671)           (20,405)
                                                                              --------             --------          ---------
   Change in unrealized appreciation/(depreciation)
     of investments, options and futures                                         3,952                   63             (6,914)
                                                                              --------             --------          ---------
   Net Realized and Unrealized Gain/(Loss)
     on Investments                                                              2,056               (1,608)           (27,319)
   -------------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting
     From Operations                                                          $ 10,927             $  4,690          $ (11,456)
   -------------------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

   Statements of Changes in Net Assets
   Legg Mason Income Trust, Inc.
   (Amounts in Thousands)

                                                      U.S. Government           Investment Grade                 High
                                                     Intermediate-Term              Income                      Yield
                                                         Portfolio                 Portfolio                  Portfolio
                                                   ---------------------    -----------------------    -----------------------
                                                   Six Months    Year        Six Months     Year        Six Months      Year
                                                      Ended      Ended          Ended       Ended          Ended        Ended
                                                     6/30/00    12/31/99       6/30/00     12/31/99       6/30/00     12/31/99
   ---------------------------------------------------------------------------------------------------------------------------
                                                  (Unaudited)                (Unaudited)                (Unaudited)
Change in Net Assets:
   Net investment income                           $  8,871    $  18,043      $  6,298    $  11,129      $ 15,863    $  28,018
   Net realized gain/(loss) on investments,
     options and futures                             (1,896)      (7,667)       (1,671)      (5,681)      (20,405)      70,521
   Change in unrealized appreciation/(depreciation)
     of investments, options and futures              3,952      (12,058)           63       (6,779)       (6,914)     (59,732)
   ---------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting from operations    10,927       (1,682)        4,690       (1,331)      (11,456)      38,807
   Distributions to shareholders:
     From net investment income:
        Primary Class                                (8,581)     (17,554)       (6,289)     (11,113)      (14,512)     (28,724)
        Navigator Class                                (290)        (489)           (9)         (16)          (29)         (43)
     From net realized gain on investments               --           --            --         (569)      (31,987)          --
   Change in net assets from Fund share
    transactions:
    Primary Class                                   (31,531)     (35,260)        2,786       27,497        (2,262)     (68,840)
    Navigator Class                                    (582)       2,199           201            1            94          622
   ---------------------------------------------------------------------------------------------------------------------------
   Change in net assets                             (30,057)     (52,786)        1,379       14,469       (60,152)     (58,178)

Net Assets:
   Beginning of period                              307,283      360,069       183,853      169,384       375,769      433,947
   ---------------------------------------------------------------------------------------------------------------------------
   End of period                                   $277,226    $ 307,283      $185,232    $ 183,853      $315,617    $ 375,769
   ---------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income             $     --    $      --      $     90    $      90      $    632    $    (690)
   ---------------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

Financial Highlights
Legg Mason Income Trust, Inc.

  Contained below is per share operating performance data for a Navigator Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                      Investment Operations                             Distributions
                                            -----------------------------------------    ------------------------------------------

                                                          Net Realized
                                                         and Unrealized                                                  From
                                Net Asset       Net       Gain/(Loss)         Total         From       In Excess         Net
                                 Value,     Investment    Investments,        From           Net         of Net        Realized
                                Beginning     Income/        Options       Investment    Investment    Investment      Gain on
                                of Period     (Loss)       and Futures     Operations      Income        Income      Investments
 ----------------------------------------------------------------------------------------------------------------------------------
U.S. Government
 Intermediate-Term Portfolio
  Six Months Ended
    June 30, 2000*              $ 9.92         $.33          $  .08         $  .41        $ (.33)        $  --         $   --
  Years Ended Dec. 31,
    1999                         10.51          .59/A/         (.59)            --          (.59)           --             --
    1998                         10.40          .61/A/          .11            .72          (.60)         (.01)            --
    1997                         10.31          .65/A/          .09            .74          (.64)         (.01)            --
    1996                         10.47          .67/A/         (.16)           .51          (.66)         (.01)            --
    1995                          9.72          .62/A/          .75           1.37          (.62)           --             --
Investment Grade Income
 Portfolio
  Six Months Ended
    June 30, 2000*              $ 9.79         $.35          $ (.09)        $  .26        $ (.35)        $  --         $   --
  Years Ended Dec. 31,
    1999                         10.52          .66/B/         (.70)          (.04)         (.66)           --           (.03)
    1998                         10.59          .66/B/          .12            .78          (.66)           --           (.19)
    1997                         10.22          .71/B/          .37           1.08          (.71)           --             --
    1996                         10.44          .70/B/         (.22)           .48          (.70)           --             --
    1995/C/                      10.32          .03/B/          .12            .15          (.03)           --             --
High Yield Portfolio
  Six Months Ended
    June 30, 2000*              $14.97         $.70          $(1.13)        $ (.43)       $ (.65)        $  --         $(1.39)
  Period From March 8
    to Dec. 31, 1999             15.98          .89            (.92)          (.03)         (.98)           --             --
  Period Ended
    January 28, 1999             14.67          .08             .72            .80          (.04)           --             --
  Period Ended
    Dec. 31, 1998/F/             16.85          .86           (1.98)         (1.12)        (1.05)           --           (.01)
 ----------------------------------------------------------------------------------------------------------------------------------

                                 Distributions                                        Ratio/Supplemental Data
                                ---------------               ---------------------------------------------------------------------
                                                                                           Net
                                                 Net Asset                              Investment                     Net Assets,
                                                   Value,                Expenses     Income/(Loss)    Portfolio         End of
                                     Total         End of      Total    to Average     to Average       Turnover         Period
                                 Distributions     Period     Return    Net Assets     Net Assets         Rate       (in thousands)
 ----------------------------------------------------------------------------------------------------------------------------------
U.S. Government
 Intermediate-Term Portfolio
  Six Months Ended
    June 30, 2000*                  $  (.33)       $10.00      4.20%/D/   .46%/E/       6.66%/E/         362%/E/        $8,559
  Years Ended Dec. 31,
    1999                               (.59)         9.92       .04%      .47%/A/       5.84%/A/         979%            9,076
    1998                               (.61)        10.51      7.16%      .46%/A/       5.85%/A/         356%            7,340
    1997                               (.65)        10.40      7.45%      .45%/A/       6.40%/A/         252%            7,914
    1996                               (.67)        10.31      5.09%      .42%/A/       6.47%/A/         354%            8,082
    1995                               (.62)        10.47     14.45%      .44%/A/       6.08%/A/         290%            4,184
Investment Grade Income
 Portfolio
  Six Months Ended
    June 30, 2000*                  $  (.35)       $ 9.70      2.81%/D/   .47%/E/       7.41%/E/         104%/E/        $  437
  Years Ended Dec. 31,
    1999                               (.69)         9.79      (.33)%     .46%/B/       6.59%/B/         145%              238
    1998                               (.85)        10.52      7.57%      .45%/B/       6.24%/B/         279%              255
    1997                               (.71)        10.59     10.95%      .43%/B/       6.87%/B/         259%              252
    1996                               (.70)        10.22      4.88%      .41%/B/       6.99%/B/         383%              243
    1995/C/                            (.03)        10.44      1.42%/D/   .40%/B,E/     6.73%/B,E/       221%/E/           249
High Yield Portfolio
  Six Months Ended
    June 30, 2000*                  $ (2.04)       $12.50     (2.97)%/D/  .79%/E/       9.66%/E/          38%/E/        $  651
  Period From March 8
    to Dec. 31, 1999                   (.98)        14.97      (.20)%/D/  .82%/E/       7.19%/E/          78%/E/           673
  Period Ended
    January 28, 1999                   (.04)        15.43      5.47%/D/   .81%/E/       7.17%/E/         116%/E/             0
  Period Ended
    Dec. 31, 1998/F/                  (1.06)        14.67     (6.91)%/D/  .79%/E/       8.68%/E/         107%/E/            65
 ----------------------------------------------------------------------------------------------------------------------------------


  /A/ Net of fees waived by LMFA for expenses in excess of voluntary limitations of: 0.4% until April 30, 1995; 0.45% until April 30, 1996; and 0.50% until
      May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 2000, .66%; 1999, .66%; 1998, .65%; 1997, .66%; 1996, .69%; and
      1995, .74%.
  /B/ Net of fees waived by LMFA for expenses in excess of voluntary limitations of: 0.4% until April 30, 1996, and 0.50% until May 1, 1999. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 2000, .78%; 1999, .77%; 1998, .80%; 1997, .82%; 1996, .88%; and 1995, .82%.
  /C/ For the period December 1, 1995 (commencement of sale of Navigator Class shares) to December 31, 1995.
  /D/ Not annualized.
  /E/ Annualized.
  /F/ For the period May 5, 1998 (commencement of sale of Navigator Class shares) to December 31, 1998.
   *  Unaudited.

  See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Income Trust, Inc.
   (Amounts in Thousands) (Unaudited)

   ----------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Income Trust, Inc. ("Corporation"), consisting of the U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), the Investment Grade Income Portfolio ("Investment Grade"), the High Yield Portfolio ("High Yield"), and the U.S. Government Money Market Portfolio ("Government Money Market") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      The Government Intermediate, Investment Grade and High Yield Portfolios consist of two classes of shares: Primary Class, offered to retail investors since 1987, and Navigator Class, offered to certain institutional investors since December 1, 1994, December 1, 1995, and May 5, 1998, respectively. Information about Primary Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Security Valuation

      Securities owned by Government Intermediate, Investment Grade and High Yield for which market quotations are readily available are valued at current market value. In determining fair value, the Board of Directors and management consider all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material. At June 30, 2000, $7,573, or 2.4%, of the High Yield Portfolio's net assets were valued by management in accordance with the procedures adopted by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost by each Fund.

      With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and paid monthly for each Fund except High Yield, which will declare and pay dividends monthly. Net capital gain distributions, which are calculated at a Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal

   ----------------------------------------------------------------------------
   income tax regulations. At June 30, 2000, accrued dividends payable were as follows: Government Intermediate, $670; Investment Grade, $510; and High Yield, $0. There were no capital gain distributions payable at June 30, 2000.

   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2000, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                Receivable for            Payable for
                                Securities Sold       Securities Purchased
   ------------------------------------------------------------------------
   Government Intermediate          $   --                  $2,148
   Investment Grade                    796                   8,047
   High Yield                        2,595                   5,942

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the six months ended June 30, 2000, investment transactions (excluding short-term investments) were as follows:

                                                 Purchases                                Proceeds From Sales
                                ---------------------------------------          ----------------------------------------
                                U.S. Gov't. Securities           Other           U.S. Gov't. Securities           Other
   ----------------------------------------------------------------------------------------------------------------------
   Government Intermediate             $426,318                 $42,220                 $458,080                 $17,408
   Investment Grade                      55,294                  39,112                   56,871                  36,369
   High Yield                             2,083                  59,314                    2,083                  80,119

      At June 30, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                     Net Appreciation/
                                       Cost           Appreciation    Depreciation     (Depreciation)
   ---------------------------------------------------------------------------------------------------
   Government Intermediate           $282,547            $2,642        $ (6,944)         $ (4,302)
   Investment Grade                   196,097             1,448          (7,090)           (5,642)
   High Yield                         366,094             9,370         (63,975)          (54,605)

Legg Mason Income Trust, Inc.

   -----------------------------------------------------------------------------
      Unused capital loss carryforwards for federal income tax purposes at June 30, 2000, were as follows: Government Intermediate, $4,791 which expires in 2002, $699 which expires in 2003, and $4,880 which expires in 2007; and Investment Grade, $5,433 which expires in 2007. High Yield has no capital loss carryforwards.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

      As part of their investment programs, Government Intermediate and Investment Grade may utilize options and futures. Options may be written
   (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

      When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below.

   Purchased option:                     Impact on the Fund:
   The option expires                    Realize a loss in the amount of the cost of the option.
   ------------------------------------------------------------------------------------------------------------------------------
   The option is closed through a        Realize a gain or loss depending on whether the proceeds from the closing sale
   closing sale transaction              transaction are greater or less than the cost of the option.
   ------------------------------------------------------------------------------------------------------------------------------
   The Fund exercises a call option      The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
   ------------------------------------------------------------------------------------------------------------------------------
   The Fund exercises a put option       Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
   ------------------------------------------------------------------------------------------------------------------------------
   Written option:                       Impact on the Fund:
   The option expires                    Realize a gain equal to the amount of the premium received.
   ------------------------------------------------------------------------------------------------------------------------------
   The option is closed through a        Realize a gain or loss without regard to any unrealized gain or loss on the
   closing purchase transaction          underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
   ------------------------------------------------------------------------------------------------------------------------------
   A written call option is exercised    Realize a gain or loss from the sale of the underlying security. The proceeds of that
   by the option purchaser               sale will be increased by the premium originally received when the option was written.
   ------------------------------------------------------------------------------------------------------------------------------
   A written put option is exercised     The amount of the premium originally received will reduce the cost of the security
   by the option purchaser               that the Fund purchased when the option was exercised.
   ------------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------
      The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

      Activity in call and put options during the period was as follows:

                                                         Calls                       Puts
                                               ------------------------------------------------------
                                                Actual                        Actual
Government Intermediate                        Contracts     Premiums       Contracts       Premiums
-----------------------------------------------------------------------------------------------------
Options outstanding, December 31, 1999             --         $ --         $16,600          $ 166
Options written                                    --           --              --             --
Options closed                                     --           --              --             --
Options expired                                    --           --         (16,600)          (166)
Options exercised                                  --           --              --             --
-----------------------------------------------------------------------------------------------------
Options outstanding, June 30, 2000                 --         $ --              --          $  --
=====================================================================================================

                                                         Calls                       Puts
                                               ------------------------------------------------------
                                                 Actual                       Actual
Investment Grade                               Contracts     Premiums       Contracts       Premiums
-----------------------------------------------------------------------------------------------------
Options outstanding, December 31, 1999             --         $ --          $4,600          $  46
Options written                                    --           --              --             --
Options closed                                     --           --              --             --
Options expired                                    --           --          (4,600)           (46)
Options exercised                                  --           --              --             --
-----------------------------------------------------------------------------------------------------
Options outstanding, June 30, 2000                 --         $ --              --          $  --
=====================================================================================================

      Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      The open futures positions and related appreciation or depreciation at June 30, 2000, are listed at the end of Government Intermediate's and Investment Grade's respective statements of net assets.

Legg Mason Income Trust, Inc.

   -----------------------------------------------------------------------------
5. Financial Instruments:

   Forward Currency Exchange Contracts

      As part of its investment program, High Yield may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

      Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by High Yield as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.

      At June 30, 2000, High Yield had no open forward currency exchange contracts.

6. Transactions With Affiliates:

      Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets.

      LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                                           Six Months Ended
                                                                                            June 30, 2000     At June 30, 2000
                                                                                           ----------------   ----------------
                                                                                              Management         Management
                                Management      Expense          Expense Limitation              Fees               Fee
   Fund                             Fee       Limitation          Expiration Date               Waived            Payable
   ---------------------------------------------------------------------------------------------------------------------------
   Government Intermediate                                  April 30, 2001, or until net               $289               $ 36
    Primary                           0.55%         1.00%   assets reach $400 million
    Navigator                         0.55%         0.50%
   Investment Grade                                         April 30, 2001, or until net                283                 43
    Primary                           0.60%         1.00%   assets reach $250 million
    Navigator                         0.60%         0.50%
   High Yield                                                           --                               --                170
    Primary                           0.65%         None
    Navigator                         0.65%         None

   -----------------------------------------------------------------------------
      Western Asset Management Company ("Adviser") serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of: 40% of the management fee received by LMFA for Investment Grade; and 77% for High Yield. For Government Intermediate, LMFA pays the Adviser a fee, computed daily and payable monthly, at 0.20% of its average daily net assets, not to exceed the fee received by LMFA.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                               At June 30, 2000
                                                           ------------------------
                                Distribution    Service    Distribution and Service
            Fund                     Fee          Fee            Fees Payable
   --------------------------------------------------------------------------------
   Government Intermediate          0.25%        0.25%               $111
   Investment Grade                 0.25%        0.25%                 75
   High Yield                       0.25%        0.25%                131

      Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended June 30, 2000:
   Government Intermediate, $18; Investment Grade, $14; and High Yield, $23.

      LMFA, the Adviser and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

      The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2000, the Funds had no borrowings under the Credit Agreement.

Legg Mason Income Trust, Inc.

   -----------------------------------------------------------------------------
8. Fund Share Transactions:

      At June 30, 2000, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                               Reinvestment
                                            Sold             of Distributions            Repurchased                Net Change
                                     ------------------     -------------------    ------------------------    ---------------------
                                      Shares     Amount      Shares     Amount       Shares       Amount        Shares      Amount
   ---------------------------------------------------------------------------------------------------------------------------------
Government Intermediate
--Primary Class
  Six Months Ended June 30, 2000       2,409    $ 23,890        703     $ 6,979       (6,285)   $ (62,400)       (3,173)   $(31,531)
  Year Ended December 31, 1999        10,086     103,037      1,525      15,471      (15,101)    (153,768)       (3,490)    (35,260)

--Navigator Class
  Six Months Ended June 30, 2000          98    $    979         22     $   217         (179)   $  (1,778)          (59)   $   (582)
  Year Ended December 31, 1999           397       4,058         40         404         (220)      (2,263)          217       2,199

Investment Grade
--Primary Class
  Six Months Ended June 30, 2000       2,848    $ 27,686        537     $ 5,198       (3,097)   $ (30,098)          288    $  2,786
  Year Ended December 31, 1999         7,566      76,474      1,062      10,617       (5,942)     (59,594)        2,686      27,497

--Navigator Class
  Six Months Ended June 30, 2000          21    $    201       N.M.     $    --           --    $      --            21    $    201
  Year Ended December 31, 1999            --          --       N.M.           1           --           --          N.M.           1

High Yield
--Primary Class
  Six Months Ended June 30, 2000       2,157    $ 31,122      3,069     $39,738       (5,101)   $ (73,122)          125    $ (2,262)
  Year Ended December 31, 1999         9,203     142,978      1,504      23,201      (15,121)    (235,019)       (4,414)    (68,840)

--Navigator Class
  Six Months Ended June 30, 2000          --    $     --          7     $    94           --           --             7    $     94
  Year Ended December 31, 1999            42         648          3          42           (4)         (68)           41         622

Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Adviser
   Western Asset Management Company
   Pasadena, CA

Board of Directors
   John F. Curley, Jr., Chairman
   Edmund J. Cashman, Jr., Vice Chairman
   Edward A. Taber, III, President
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD

   This report is not to be distributed unless preceded or accompanied by a prospectus.


       Legg Mason Wood Walker, Incorporated
   -------------------------------------------
                 100 Light Street
     P.O. Box 1476, Baltimore, MD 21203-1476
                 410 . 539 . 0000


LMF-056
8/00